UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 1, 2009
ViaSat, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21767	33-0174996

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
6155 El Camino Real
Carlsbad, California 92009
(Address of Principal Executive Offices, Including Zip Code)

(760) 476-2200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment to the ViaSat, Inc. Employee Stock Purchase Plan
     At the annual meeting of stockholders of ViaSat, Inc. (“ViaSat”) held on October 1, 2009, ViaSat’s stockholders approved an amendment to the ViaSat, Inc. Employee Stock Purchase Plan (as amended, the “Purchase Plan”). The amendment to the Purchase Plan was previously approved by the Board of Directors of ViaSat (the “Board”) effective July 1, 2009, and implemented the following changes: (1) the maximum number of shares of common stock that may be issued under the Purchase Plan was increased by 750,000 shares to a total of 2,250,000 shares; (2) the eligibility provisions of the Purchase Plan were clarified to provide that only eligible employees of ViaSat and those majority-owned subsidiaries designated by the Board as participating companies under the Purchase Plan may participate in the Purchase Plan; and (3) certain changes were made to the Purchase Plan in order to bring it into compliance with proposed regulations governing employee stock purchase plans, as issued by the Department of the Treasury during 2008.
     The preceding description of the Purchase Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Plan, which is filed as Exhibit 10.1 to this report and incorporated herein by reference.
Amendment to the 1996 Equity Participation Plan of ViaSat, Inc.
     Effective September 29, 2009, the Board approved an amendment to the 1996 Equity Participation Plan of ViaSat, Inc. (as amended, the “Equity Plan”), which amendment implemented certain changes to the provisions of the plan that provide for automatic equity awards to non-employee members of the Board. Pursuant to the amended Equity Plan, at the time of initial election to the Board, each non-employee director will be granted 3,000 restricted stock units and an option to purchase 9,000 shares of ViaSat common stock. At each subsequent annual meeting of stockholders, each non-employee director will be entitled to receive an annual equity grant in the form of 1,600 restricted stock units and an option to purchase 5,000 shares of ViaSat common stock.
     The preceding description of the Equity Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Equity Plan, which is filed as Exhibit 10.2 to this report and incorporated herein by reference. The form of Restricted Stock Unit Award Agreement for awards to non-employee directors pursuant to the Equity Plan is filed as Exhibit 10.3 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description of Exhibit
10.1	ViaSat, Inc. Employee Stock Purchase Plan (As Amended and Restated Effective July 1, 2009)

10.2	1996 Equity Participation Plan of ViaSat, Inc. (As Amended and Restated Effective September 29, 2009)

10.3	Form of Non-Employee Director Restricted Stock Unit Award Agreement for the ViaSat, Inc. 1996 Equity Participation Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2009	ViaSat, Inc.
	By:	/s/ Keven K. Lippert
Keven K. Lippert
Vice President, General Counsel and Secretary